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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934



Date of Report                 October 16, 1995
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                        (Date of earliest event report)


                      POLLUTION RESEARCH AND CONTROL CORP.
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             (Exact name of registrant as specified in its charter)


          California                    0-14266               95-2746949
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(State or other jurisdiction of   (Commission file No)   (IRS Employer ID No.)
incorporation or organization)

506 Paula Avenue, Glendale, California                           91201
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(Address of principal executive offices)


                                 (818) 247-7601
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              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

On October 10, 1995, the Board of Directors of the Company approved an extension of the expiration date of the Company's outstanding warrants to purchase Common Stock from November 30, 1995 to March 29, 1996. Any other warrants expiring on this date have not been extended.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           POLLUTION RESEARCH AND CONTROL CORP
                                           -----------------------------------
                                                        (Registrant)


Date:  October 16, 1995                    By:/s/ Albert E. Gosselin, Jr.
                                              --------------------------------
                                                  Albert E. Gosselin, Jr.
                                                  Chairman of the Board,
                                                  President and Chief Executive
                                                  Officer




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